UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RENOVORX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 1, 2023

Dear Fellow Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of RenovoRx, Inc. (the “Company”) to be held virtually via live audio webcast on Thursday, June 8, 2023, at 9:00 a.m., Pacific Time. The attached formal Notice of Annual Meeting (the “Notice”) and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

Our Proxy Statement and Annual Report to Stockholders are being made available on or about May 1, 2023 on our website at https://renovorx.com/investors/financials/sec-filings. We are providing access to our proxy materials over the Internet under the rules adopted by the Securities and Exchange Commission (the “SEC”). We intend to mail these proxy materials, including the Notice Regarding the Availability of Proxy Materials, on or about May 1, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

You may vote your shares at the Annual Meeting. If you are not able to attend the Annual Meeting, you may submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees to the Board of Directors and a vote “FOR” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the year ending December 31, 2023.

On behalf of the Board of Directors and the officers and employees of the Company, I would like to take this opportunity to thank our stockholders for their continued support of RenovoRx, Inc. We look forward to seeing you at the Annual Meeting to be held virtually.

Sincerely,

/s/ Shaun R. Bagai
Shaun R. Bagai
Chief Executive Officer

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RENOVORX, INC.

4546 El Camino Real, Suite B1

Los Altos, California 94022

Notice of 2023 Annual Meeting of Stockholders

To be held at 9:00 a.m., Pacific Time on Thursday, June 8, 2023

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of RenovoRx, Inc. (the “Company”) will be held at 9:00 a.m., Pacific Time on Thursday, June 8, 2023. The annual meeting will be held exclusively online and you must register in advance, as described below, in order to attend the virtual meeting.

The Annual Meeting will be held for the following purposes:

1.	Elect seven members of the Board of Directors to serve until our 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal;

2.	Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	Vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These proposals are more fully described in the accompanying Proxy Statement.

The Company’s Board of Directors recommends that you vote (i) “FOR” the election of the seven nominees to serve as directors of the Company, and (ii) “FOR” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Board of Directors has fixed the close of business on April 13, 2023, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

The Annual Report on Form 10-K for the year ended December 31, 2022, and the Proxy Statement and proxy card for the meeting are enclosed.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting virtually, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. The proxy statement explains proxy voting and the matters to be voted on in more detail. THE BOARD RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS ONE AND TWO DESCRIBED ABOVE AND BELOW. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY SO NOTIFYING THE SECRETARY AND VOTE YOUR SHARES DURING THE ANNUAL MEETING.

This Notice, Proxy Statement, and proxy card are being distributed and made available on or about May 1, 2023.

By order of the Board of Directors,

/s/ Shaun R. Bagai
Shaun R. Bagai
Chief Executive Officer
May 1, 2023

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Please vote via the Internet, telephone or by mail.

Internet: www.AALVote.com/RNXT

Phone: 1.866.804.9616

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held virtually only on June 8, 2023. This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at: http://viewproxy.com/RenovoRX/2023.

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RENOVORX, INC.

4546 El Camino Real, Suite B1

Los Altos, California 94022

Proxy Statement for the 2023 Annual Meeting of Stockholders

To be held at 9:00 a.m. PT on June 8, 2023

This Proxy Statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of RenovoRx, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on June 8, 2023, at 9:00 a.m., Pacific Time, and at any adjournments or postponements of the Annual Meeting.

To vote your shares you may simply complete, sign and return the enclosed proxy card, or vote over the Internet or using a telephone as instructed in these materials. You may also vote your shares online during the Annual Meeting.

We intend to mail these proxy materials on or about May 1, 2023 to all stockholders of record entitled to vote at the Annual Meeting. The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

About the Meeting

Why are you holding a virtual Annual Meeting?

We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors, management or are independent auditors, if appropriate.

How do I attend and participate in the Annual Meeting online?

The audio webcast will start at 9:00 a.m. Pacific Time. You are encouraged to access the meeting prior to the start time. The audio webcast will open 15 minutes before the start of the meeting, and you should allow ample time for the check-in procedures.

Both registered stockholders (or stockholders of record) and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

Registered Stockholders: If you are a registered stockholder, your virtual control number will be on your proxy card.

Street Name Stockholders: If you hold your shares beneficially through a bank, broker or other nominee, you must provide a legal proxy from your bank, broker or nominee during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership.

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Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/RenovoRx/2023/htype.asp. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the Annual Meeting.

How can I get help if I have trouble checking in or listening to the meeting online?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 8:45 a.m. PT on June 8, 2023, (15 minutes prior to the start of the Annual Meeting is recommended) the day of the meeting, so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, consisting of: (1) the election of seven directors to serve until our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) and until their successors are duly elected and qualified, subject to their earlier resignation or removal; (2) ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (3) any other matters that properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on April 13, 2023, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the record date, there were 10,131,248 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

Registered Stockholders/Stockholders of Record. If shares of our common stock are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the stockholder of record with respect to those shares and the Notice, Proxy Statement, and proxy card was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank, broker or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice, Proxy Statement, and proxy card were forwarded to you by your bank, broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your bank, broker or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a bank, broker or other nominee as “street name stockholders.”

What are the voting rights of the holders of our common stock?

Holders of our common stock are entitled to one vote per share on each matter that is submitted to stockholders for approval or ratification.

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What constitutes a quorum?

The presence at the meeting, in person, by remote communication or by proxy, of the holders of our common stock representing a majority of the combined voting power of the outstanding shares of common stock on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, there were 10,131,248 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting. Abstentions, withhold votes and broker non-votes will be counted towards the quorum requirement.

What vote is required to approve each item?

●	Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present (including by proxy) at our virtual Annual Meeting and entitled to vote thereon. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHOLD” on each of the nominees for election as a director.

●	Proposal No. 2: The ratification of the appointment of Baker Tilly US, LLP requires the affirmative vote of a majority of the shares of our common stock present (including by proxy) at our virtual Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes are excluded from the calculation of the vote and will have no effect on the outcome of this proposal.

What are the Board’s recommendations?

Our Board of Directors recommends a vote:

●	“FOR” the election of Shaun R. Bagai, Ramtin Agah, M.D., David Diamond, Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert Spiegel, M.D., FACP, as directors to serve until our 2024 Annual Meeting and until their successors are duly elected and qualified, subject to their earlier resignation or removal; and

●	“FOR” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

●	by Internet during the Annual Meeting, follow the provided instructions to join the meeting starting at 8:45 a.m. Pacific Time on June 8, 2023 (have your proxy card in hand when you visit the website);

●	by Internet prior to the Annual Meeting at www.AALVote.com/RNXT, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time, on June 7, 2023 (have your proxy card in hand when you visit the website);

●	by toll-free telephone at 1.866.804.9616 (have your proxy card in hand when you call); or

●	by mail by completing, dating and signing the proxy card that accompanies this Proxy Statement and returning it promptly by mail in the enclosed postage-paid envelope so that it is received no later than June 5, 2023. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. If you return your signed proxy card to us before the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with your instructions. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our Board of Directors.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.

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If you are a street name stockholder, you will receive voting instructions from your bank, broker or other nominee. You must follow the voting instructions provided by your bank, broker or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your bank, broker or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your bank, broker or other nominee.

Can I change my vote after I return my proxy card?

Yes. The giving of a proxy does not eliminate the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by telephone or by Internet;

●	completing and mailing a later-dated proxy card; or

●	notifying the Corporate Secretary of RenovoRx, Inc. in writing to 4546 El Camino Real, Suite B1, Los Altos, CA 94022.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Shaun R. Bagai and Ramtin Agah, M.D. have been designated as proxy holders by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse banks, brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a bank, broker or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors, which is a “non-routine” matter, absent direction from you.

Where can I find the voting results of the Annual Meeting?

We expect to announce voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

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I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice, and our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and proxy materials, such stockholder may contact us at the following address:

RenovoRx, Inc.

Attention: Investor Relations

4546 El Camino Real, Suite B1

Los Altos, CA 94022

(650) 284-4433

Street name stockholders may contact their bank, broker or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals for Director Nominations for the 2024 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our Proxy Statement relating to, and for consideration at, the 2024 Annual Meeting of Stockholders by submitting their proposals to us in a timely manner. Such proposals will be so included if they are received in writing at our principal executive office no later than December 30, 2023 and if they otherwise comply with the requirements of Rule 14a-8. Proposals should be addressed to: Corporate Secretary, RenovoRx, Inc., 4546 El Camino Real, Suite B1, Los Altos, CA 94022.

Advance Notice Procedure for 2024 Annual Meeting

Our amended and restated bylaws (the “Bylaws”) also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2024 Annual Meeting, the stockholder must provide timely written notice to our Corporate Secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our Bylaws. To be timely, a stockholder’s written notice must be received by our Corporate Secretary at our principal executive offices:

●	no earlier than 5:00 p.m., local time, on February 8, 2024, and

●	no later than 5:00 p.m., local time, on March 10, 2024.

In the event that we hold our 2024 Annual Meeting more than 30 days before or more than 60 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our Corporate Secretary at our principal executive offices:

●	no earlier than 5:00 p.m., local time, on the 120th day prior to the day of our 2024 Annual Meeting, and

●	no later than 5:00 p.m., local time, on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Please refer to the full text of our Bylaw provisions for additional information and requirements.

You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Corporate Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations of Director Candidates.”

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under “Stockholder Proposals for Director Nominations for the 2024 Annual Meeting” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

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Matters to Come Before the 2023 Annual Meeting

Proposal 1:
Election of Directors

Our Board of Directors currently consists of seven members. At the Annual Meeting, seven directors will be elected for a one-year term. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Shaun R. Bagai, Ramtin Agah, M.D., David Diamond, Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert Spiegel, M.D., FACP as nominees for election as directors at the Annual Meeting. If elected, the director nominees will serve as directors until our 2024 Annual Meeting and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each of the nominees is currently a director of the Company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Shaun R. Bagai, Ramtin Agah, M.D., David Diamond, Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert Spiegel, M.D., FACP. We expect that each of the director nominees will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality vote of the shares of our common stock present (including by proxy) at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the seven nominees who receive the most votes cast “FOR” will be elected as directors. Stockholders may cast their vote “FOR,” “against” or “abstain” from voting on this proposal. We do not have cumulative voting. As a result, any shares not voted “FOR” a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE.

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Board of Directors, MANAGEMENT and Corporate Governance

Our business affairs are managed under the direction of our Board of Directors, which currently consists of seven members. Four of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market.

Upon the recommendation of our Nominating and Corporate Governance Committee, we are nominating Shaun R. Bagai, Ramtin Agah, M.D., David Diamond, Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert Spiegel, M.D., FACP as directors at the Annual Meeting. If elected, each director nominees will hold office until the 2024 Annual Meeting or until their successors are duly elected and qualified, subject to their earlier resignation or removal.

The following table sets forth the name, age, position of and biographical information about each director nominee and executive officers, as of the date of this Proxy Statement:

Nominees	Age	Position(s) and Office(s) Held with the Company
Shaun R. Bagai	46	Chief Executive Officer and Director
Ramtin Agah, M.D.	57	Chief Medical Officer and Director
David Diamond	73	Director
Kirsten Angela Macfarlane	59	Director
Laurence J. Marton, M.D.	79	Director
Una S. Ryan, O.B.E., Ph.D., D.Sc.	81	Director
Robert Spiegel, M.D. FACP	73	Director

Other Officers	Age	Position(s) and Office(s) Held with the Company
James M. Ahlers	58	Chief Financial Officer
Angela Gill Nelms	47	Chief Operating Officer

Nominees for Directors

Shaun R. Bagai. Mr. Bagai has served as our Chief Executive Officer and director since June 2014. Prior to joining us, Mr. Bagai led Global Market Development for HeartFlow, Inc. from 2011 to 2014, which included directing Japanese market research, regulatory/payer collaboration, and Key Opinion Leader development to create value resulting in a company investment to form HeartFlow-Japan. During his tenure at HeartFlow, he successfully orchestrated their largest clinical trial to date and contracted HeartFlow’s first global customers. In addition, Mr. Bagai has launched innovative technologies into regional and global marketplaces in both large corporations and growth-phase novel technology companies. He was instrumental in developing the European market for renal denervation for the treatment of hypertension leading to the acquisition of the first renal denervation company — Ardian, Inc. by Medtronic in 2011. Mr. Bagai is a graduate from the University of California, Santa Barbara with a BSc. in Biology/Pre-Med.

Mr. Bagai brings over eight years of experience leading RenovoRx. During his tenure, the Company received several U.S. Food and Drug Administration (“FDA”) clearances and CE Mark for the device component of the drug/device combination, was issued several US and European patents, began to scale production of its catheter delivery system, conducted and reported on its Phase 1/2 and observational registry clinical studies, launched its ongoing Phase 3 study, and completed multiple financings, including its initial public offering. Mr. Bagai not only has a deep understanding of, and experience with our therapy platform, but also has an extensive background in operations, clinical development and medical device market development and commercial launch, making him well-positioned to lead our management team and provide essential insight to the Board.

Ramtin Agah, M.D. Dr. Agah has served as our Chief Medical Officer and Co-Founder since December 2009, and as Chairman of the Board since May 2018. Dr. Agah is currently an Interventional Cardiologist at El Camino Hospital, Mountain View, a role he began in September 2005. He also has acted as a physician consultant for Abbott Vascular since July 2012. Previously, Dr. Agah was an Assistant Professor of Internal Medicine with the Division of Cardiology, University of Utah. Dr. Agah completed a Fellowship in Interventional Cardiology with Cleveland Clinic Foundation, a Residency in Internal Medicine with Baylor College of Medicine and a Fellowship in Cardiology with University of California, San Francisco. He received his M.D. from the University of Texas Southwestern Medical School.

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As one of our co-founders, Dr. Agah has a deep understanding of our therapy platform, our history and culture. His initial education in biomedical engineering and vascular biology established the foundation for our therapy. His experience as a practicing vascular specialist and as the proctor for many of our procedures, has given him a deep understanding of the procedural aspects of our therapy. This background, taken together with his deep understanding of the cancers we are seeking to treat and his clinical trial experience enables him to bring a unique perspective and provide strong leadership to our Board.

David Diamond. Mr. Diamond was appointed to the Board on May 9, 2021 and served as lead independent director from April 12, 2022. Mr. Diamond currently provides strategic guidance and operational oversight to CEOs and boards of directors in the Life Sciences industry. Mr. Diamond has extensive experience assisting management teams and boards of directors with capital financing and strategic business planning nationally and internationally and has built strong relationships with prominent investment bankers. He currently serves on the Board of Advisors for Scynce LED as well as the National Life Sciences and Technology Practice Lead at Mayer Hoffman McCann P.C., a national CPA firm since 2015 and has over 30 years of experience in both public accounting and industry. Mr. Diamond previously served as Audit Committee Chair and Board Member of Oncotelic Therapeutics, Inc. as well as Board member for Kreston International Limited ($2 billion CPA network), a member of the board of San Diego Venture Group and was a Founding Member of UCSD Connect. He is a Certified Director in Corporate Governance from UCLA Anderson Graduate School of Management and an active CPA, licensed in the United States, Israel and South Africa.

Mr. Diamond brings to the Board extensive business, financial and operational expertise, particularly in the life sciences industry. Mr. Diamond’s service, both on other boards and as an advisor to board and management teams, his management experience and public accounting background make him well-positioned to serve as the chair of the Audit Committee and as a member of the Compensation Committee.

Kirsten Angela Macfarlane. Ms. Macfarlane has served as our director since September 2018. She currently serves as CEO of Perceive Biotherapeutics, Inc., a biotech company dedicated to solving the major unsolved causes of vision loss. Ms. Macfarlane founded and serves as a Managing Partner of ForSight Labs, LLC an ophthalmic incubator formed in 2005 to focus on innovation in ophthalmology which has started eight companies in both therapeutics and medical devices. Ms. Macfarlane served as both the founding CEO of ForSight VISION4, Inc. through the acquisition (acquired by ROCHE - FDA approved SUSVIMO®), and the founding CEO of ForSight VISION5, Inc. and then at acquisition (acquired by Allergan plc). Previously, Ms. Macfarlane served as Chief Technology Counsel to The Foundry, LLC, a medical technology incubator, and Technology Counsel for Thomas J. Fogarty, M.D., a renowned physician/entrepreneur where she participated in formation development of nine companies from 1999 to 2004. She previously served on the senior management teams and counsel at TransVascular, Inc. (acquired by Medtronic), AneuRx, Inc. (acquired by Medtronic), and VidaMed Inc. (through IPO). Ms. Macfarlane is an inventor on 25 U.S. issued patents. She received her BA in Business Administration from San Francisco State University, and her J.D. from Golden Gate University School of Law. She currently serves on the board of Perceive Biotherapeutics, Inc., ForSight VISION6, Inc., Recognify Life Sciences, Inc., Spiral Therapeutics, Inc., the non-profit Fogarty Innovation and is a mentor in the Ferolyn Powell Leadership Program.

Ms. Macfarlane brings extensive operational, business development and management expertise to our Board. She has extensive experience in drug/device combination therapies with successful exits to large biotech/pharma companies. Her experience leading and growing companies is invaluable to us as we continue to develop our pipeline and identify new indications and small molecules to be used with our therapy platform. Ms. Macfarlane’s background and experience positions her well to serve as the Chairperson of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee.

Laurence J. Marton, M.D. Dr. Marton has served as our director since December 2012. In addition, in the nonprofit sector, Dr. Marton serves on the Board of Trustees of the American Association for Cancer Research Foundation and on the Board of Directors of Cancer Commons. In the for-profit sector, he serves on the boards of Cellsonics Inc., Matternet Inc., Microsonic Systems Inc., Nanotics LLC, Omniox Inc., and xCures Inc., and is an advisor to Assurance Health Data, Enable Medicine Inc., Immunai Inc., PharmaJet, Inc., and the Precision Medicine World Conference. Previously, Dr. Marton was Dean of the University of Wisconsin Medical School and Chaired the Department of Laboratory Medicine at UCSF, where he was a Professor in the Departments of Laboratory Medicine and Neurological Surgery. Dr. Marton received his M.D. from the Albert Einstein College of Medicine.

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Dr. Marton brings deep experience in cancer research and treatment, operational expertise and years of working in the life sciences industry to our Board. His strategic advisory experience and membership on boards of various organizations make him a valuable member of our Audit and Nominating and Corporate Governance Committees.

Una S. Ryan, O.B.E., Ph.D., D.Sc. Dr. Ryan has served as our director since 2013. Dr. Ryan has extensive experience leading public, private and non-profit companies. She serves on the boards of Cortexyme, Inc. (CRTX), Elemental Machines, Inc. (chair), Cambridge in America, and Bristol University US Foundation (chair). Dr. Ryan is a limited partner at Breakout Ventures, L.P. and Lionheart Ventures Fund, L.P. She focuses on women-led ventures as Managing Director of Golden Seeds, and partner in Astia Angels. She has a large portfolio of early-stage companies in San Francisco and Boston. She was a serial CEO of Diagnostics for All, Inc., Waltham Technologies, Inc., and AVANT Immunotherapeutics, Inc. (now Celldex Therapeutics, Inc.). Continuing a career translating science to successful businesses, Dr. Ryan is now translating science to art and founded ULUX, bringing science perspectives to the art world. Dr. Ryan holds a Ph.D. from Cambridge University, B.Sc. degrees and honorary D.Sc. from Bristol University. Her academic career included Professorships of Medicine at Miami, Washington and Boston Universities. She held the titles Howard Hughes Investigator, American Heart Association Established Investigator, and NIH MERIT Awardee. She has received numerous awards including the Albert Einstein Award (2007) for outstanding achievement in the life sciences, the Cartier Award (2009) and World Economic Forum Tech Pioneer (2011). In 2002, Her Majesty Queen Elizabeth II awarded Dr. Ryan the Order of the British Empire (OBE).

Dr. Ryan brings both extensive operations, investment and life sciences industry experience to our Board. Her public company operational, financial and corporate governance experience is a valuable resource to our Board and makes her well-positioned to serve as the Chair of the Nominating and Governance Committee and member of the Audit Committee.

Robert Spiegel, M.D., FACP. Dr. Spiegel has served as our director since 2023. Dr. Spiegel has over 30 years of extensive R&D and operational experience in biopharmaceuticals, including large pharmaceutical and biotechnology companies and academic startups as well as an advisor to venture capital and private equity funds. Dr. Spiegel was an Assistant Professor and Director of the Developmental Therapeutics Program at New York University Medical Center from September 1980 to November 1983 and then spent 26 years at Schering-Plough (now Merck & Co.) from November 1983 to December 2009, where he joined as the first Director for Oncology Clinical Research. He then held a series of senior executive positions, including Senior Vice President for Worldwide Clinical Research and Chief Medical Officer. During his time at Schering-Plough he led teams that took numerous drug candidates through clinical development, was involved with over 30 New Drug Application approvals by the FDA, participated in multiple due diligence reviews and in-licensing decisions, re-engineered pharmacovigilance and risk management areas, and built a quality system for all research operations. He founded Spiegel Consulting LLC in 2010 and currently serves as the President of the company. He has been an Associate Professor of Medicine at Weill Cornell Medical College since 2013. Dr. Spiegel is a consultant to the biotech industry and has served on the Scientific Advisory Board and Board of Directors of multiple biotech companies. He served on the board of NexImmune, Inc. from 2017 to 2019. He currently is a director of the following public companies: Athenex, Inc., Ayala Pharmaceuticals, Inc., Cyclacel Pharmaceuticals, Inc., and Geron Corporation. He received his B.A. from Yale University and his M.D. from the University of Pennsylvania. He received his specialty training in Medical Oncology at the National Cancer Institute, NIH.

Dr. Spiegel brings to the Board valuable drug development expertise. His strategic advisory experience and membership on boards of various organizations would make him a valuable member of our Nominating and Corporate Governance Committee.

Other Officers

James M. Ahlers. Mr. Ahlers has served as our Chief Financial Officer since July 2022 through a consulting agreement with Mr. Ahlers’ employer, Danforth Advisors LLC, a company that provides strategic and operational finance and accounting services to life science companies. From February 2002 to November 2019 Mr. Ahlers served as Chief Financial Officer of Intarcia Therapeutics, Inc. Mr. Ahlers is an accomplished finance leader with 25 years of experience building life science businesses. During his career, he has managed capital raising transactions, including initial public offerings, that have raised in excess of $2 billion. In addition, he has developed and implemented international operations and global tax strategies. Mr. Ahlers holds a B.S. in accounting from the University of San Francisco.

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Angela Gill Nelms. Ms. Nelms has served as our Chief Operating Officer since September 2022. From December 2015 to September 2021 Ms. Nelms served in various leadership positions at Florence Healthcare, most notably as Chief Operating Officer from July 2018 to September 2021. Prior to that she ran medical device clinical trials at Medtronic and Emory University and facilitated highly successful FDA inspections at both. She is an accomplished leader with diverse experience including as a company founder, entrepreneur, board member, research professional and educator. During her career, she has run clinical trials at over 60 different US and European hospitals, created a clinical research company from 4 employees to over 100 employees worldwide, spoken at conferences on clinical software and how to maintain FDA inspection readiness, and received many awards for building best in class company culture and sustainability. Ms. Nelms holds a B.S. in Biomedical Engineering from Georgia Institute of Technology.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors or executive officers are involved in any legal proceedings described in Item 401(f) of Regulation S-K.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. As a company listed on The Nasdaq Capital Market, we are required under the Market Place Rules of The Nasdaq Stock Market (the “Nasdaq Marketplace Rules”) to maintain a board comprised of a majority of independent directors as determined affirmatively by our board. Under the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and Nasdaq Marketplace Rules applicable to audit committee members. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1, under the Exchange Act and Nasdaq Marketplace Rules applicable to compensation committee members.

Our Board of Directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board of Directors has determined that Mr. Diamond, Ms. Macfarlane, Dr. Marton, M.D., Dr. Ryan, O.B.E., Ph.D., D.Sc., and Dr. Spiegel, M.D., FACP representing five of our seven directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the Nasdaq Marketplace Rules. Shaun R. Bagai and Ramtin Agah, M.D., are not considered independent directors because of their status as Chief Executive Officer and Chief Medical Officer, respectively.

In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” There are no family relationships among any of our directors, director nominees or executive officers.

Board Leadership Structure

Our Board of Directors is currently chaired by Dr. Agah. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the company and the day-to-day leadership and performance of the company, while the Chairman of the Board of Directors provides guidance to the Chief Executive Officer and presides over meetings of the full Board of Directors. We believe that this separation of responsibilities provides a balanced approach to managing the Board of Directors and overseeing the Company.

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Our Board of Directors has appointed David Diamond to serve as our Lead Independent Director. As a general matter, our Board of Directors believes that appointing a Lead Independent Director, when our Chairman is not independent, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As Lead Independent Director, Mr. Diamond will preside over periodic meetings of our independent directors, serve as a liaison between our Chairperson, Chief Executive Officer, and our independent directors, and perform such additional duties as our Board of Directors may otherwise determine and delegate.

Role of the Board in Risk Oversight

Our Board of Directors takes an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board of Directors is responsible for general oversight of risks and regularly reviews and discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees of the Board and members of senior management to enable our Board of Directors to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, clinical, finance, legal, regulatory, strategic and reputational risk.

The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board of Directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board of Directors is regularly informed of each committee’s risk oversight activities through regular reports to the Board. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the Chief Executive Officers and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our Board of Directors has a policy of conducting executive sessions of independent directors on a periodic basis, and typically has such a session after each regularly scheduled Board of Directors meeting.

Board Meetings

During the fiscal year ended December 31, 2022, our Board of Directors held six meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served. Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage our directors to attend.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below.

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As of the date of this Proxy Statement, the membership of the standing committees was as follows:

Board Member	Audit	Compensation	Nominating & Corporate Governance
Shaun R. Bagai	—	—	—
Ramtin Agah, M.D.	—	—	—
David Diamond	Chair	X	—
Kirsten Angela Macfarlane	—	Chair	X
Laurence J. Marton, M.D.	X	—	X
Una S. Ryan, O.B.E., Ph.D., D.Sc.	X	—	Chair
Robert Spiegel, M.D., FACP	—	—	X

Audit Committee

The members of our Audit Committee are David Diamond, Laurence J. Marton, M.D., and Una S. Ryan, O.B.E., Ph.D., D.Sc. Mr. Diamond is the chair of our Audit Committee. Mr. Diamond and Dr. Ryan each qualify as an “audit committee financial expert,” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, who possesses financial sophistication, as defined under the rules of the Nasdaq Stock Market. Our Audit Committee oversees our corporate accounting and financial reporting process and assists our Board of Directors in monitoring our financial systems. As more fully described in its Charter, the Audit Committee also:

●	selects, retains and evaluates the performance and independence of the Company’s independent registered public accounting firm;

●	approves audit and non-audit services and fees of the independent registered public accounting firm;

●	reviews financial statements and discusses with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

●	prepares the Audit Committee Report that the SEC requires to be included in our annual Proxy Statement;

●	reviews reports and communications from the independent registered public accounting firm;

●	reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

●	reviews our policies on risk assessment and risk management;

●	monitors and administers the Company’s Code of Business Conduct and Ethics;

●	reviews, approves and oversees related party transactions and any other potential conflict of interest situations; and

●	establishes and oversees procedures for the receipt, retention, and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of The Nasdaq Stock Market. A current copy of the charter is available on our website under the “Investors - Corporate Governance – Documents and Charters” tabs at https://renovorx.com/investors/corporate-governance/documents-charters. During 2022, our Audit Committee held four meetings.

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Compensation Committee

The members of our Compensation Committee are Kirsten Angela Macfarlane and David Diamond. Ms. Macfarlane is the chair of our Compensation Committee. Our Compensation Committee oversees our overall compensation philosophy and compensation policies, incentive and equity-based plans and policies and evaluates and approves the compensation plans and programs advisable for the Company. As more fully described in its Charter, the Compensation Committee also:

●	reviews and approves, or recommends to the Board of Directors for approval, corporate performance goals and objectives;

●	reviews and approves or recommends to the Board of Directors for approval compensation for our Chief Executive Officer, other executive officers and directors;

●	reviews and approves the adoption, amendment and termination of any employment and any severance, change in control or other compensatory arrangements for our executive officers;

●	reviews regional and industry-wide compensation practices and trends to assess the propriety, adequacy and competitiveness of the Company’s executive compensation programs;

●	reviews the Company’s compensation policies and practices for all employees regarding risk-taking incentives and risk management policies and practices; and

●	administers our equity compensation plans.

Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of The Nasdaq Stock Market. A current copy of the charter is available on our website under the “Investors - Corporate Governance – Documents and Charters” tabs at https://renovorx.com/investors/corporate-governance/documents-charters. During 2022, our Compensation Committee held four meetings.

Compensation Committee Interlocks and Inside Participation

None of the members of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Una S. Ryan, O.B.E., Ph.D., D.Sc., Laurence J. Marton, M.D., Kirsten Angela Macfarlane, and Robert Spiegel, M.D., FACP. Dr. Ryan is the chair of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee oversees and assists our Board of Directors in identifying, evaluating, and recommending nominees for election to our Board of Directors and its committees, based on its evaluation of the Board’s and its committee’s composition, and reviewing developments in corporate governance practices and maintaining the Company’s corporate governance policies. As more fully described in its Charter, the Nominating and Corporate Governance Committee also:

●	evaluates the adequacy of our corporate governance practices and reporting;

●	evaluates the performance of our Board of Directors and of individual directors;

●	reviews the Company’s Code of Business Conduct and Ethics and recommends changes to our Board of Directors, as appropriate; and

●	reviews stockholder proposals and makes recommendations to our Board of Directors, as appropriate.

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Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of The Nasdaq Stock Market. A current copy of the charter is available on our website under the “Investors - Corporate Governance – Documents and Charters” tabs at https://renovorx.com/investors/corporate-governance/documents-charters. Our Nominating and Corporate Governance Committee was constituted in June 2021. During 2022, our Nominating and Corporate Governance Committee held three meetings.

DIRECTOR NOMINATION PROCESS

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board, and for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill vacancies or newly created directorships. The Nominating and Corporate Governance Committee periodically reviews with the Board the size and composition of the Board as a whole and the requisite skills and criteria for new directors.

Review of Incumbent Directors

The Nominating and Corporate Governance Committee considers, among other things, the performance, experience, tenure, qualifications, and skills of incumbent directors, including their respective attendance records and personal attributes as required under our Corporate Governance Guidelines, as well as the need for diversity and financial or other specialized expertise, before making a determination to recommend incumbent directors for nomination for election or re-election as directors. The Nominating and Corporate Governance Committee generally will nominate incumbent directors who continue to qualify based upon the criteria considered by the Committee and who are willing to continue to serve on the Board.

Stockholder Recommendations of Director Candidates

Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders, so long as such recommendations (i) comply with the requirements set forth in our Bylaws and applicable SEC rules and regulations, and (ii) are made in accordance with the procedures described in this Proxy Statement in the section above titled “Stockholder Proposals for Director Nominations for the 2023 Annual Meeting.”

We do not have a formal policy regarding consideration of director candidate recommendations from our stockholders. However, the Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders in the same manner as it evaluates other nominees.

Criteria for Nomination to the Board

In evaluating prospective candidates, the Nominating and Corporate Governance Committee takes into account the criteria established by the Board in the Company’s Corporate Governance Guidelines and other factors it considers appropriate, including but not limited to the characteristics of independence, diversity, age, skills and experience, the needs and composition of the Board as a whole (including diversity of skills, background and experience), the operating requirements of the Company, the performance and continued tenure of incumbent directors, the balance of management and independent directors and the need for financial or other specialized expertise. In accordance with our Corporate Governance Guidelines, the Board believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics.

Pursuant to our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee will also review director candidates’ personal attributes in accordance with the following general criteria:

●	nominees should possess relevant expertise upon which to be able to offer advice and guidance to management;
●	nominees should have sufficient time to devote to the affairs of the Company;
●	nominees should have demonstrated excellence in his/her field; and
●	nominees should have the ability to exercise sound business judgment and have the commitment to represent the long-term interests of our stockholders.

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Although our Board of Directors does not maintain a specific policy with respect to board diversity, it believes that the Company’s Board of Directors should be a diverse body, and our Nominating and Corporate Governance Committee may consider such factors as differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board of Directors.

Board Diversity

Our directors represent a wide variety of skills and backgrounds. The below Board Diversity Matrix reports self-identified diversity statistics for the Board in the format required by the Nasdaq Marketplace Rules. As demonstrated by the Board Diversity Matrix, the Company is compliant with the diversity requirements of Nasdaq Rule 5605(f) and the California Corporations Code.

Board Diversity Matrix (as of May 1, 2023)

Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	3	0	0
Two or more races or ethnicities	1	0	0	0
LGBTQ+	0	0	0	0
Did not disclose demographic background	1	0	0	0

Process for Identifying and Evaluating Nominees

Candidates for director may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board, professional search firms, stockholders or industry sources. The Nominating and Corporate Governance Committee first evaluates director candidates by reviewing their biographical information and qualifications. Potentially qualified candidates will meet with our Chief Executive Officer and at least one member of the Nominating and Corporate Governance Committee and then, if appropriate, with other members of the Committee and the Board. After completing the evaluation and interviews and checking the candidates’ references, the Nominating and Corporate Governance Committee determines which individuals are qualified to become board members and makes a recommendation to the Board as to the individuals who should be nominated for election by the stockholders at a meeting or elected by the Board to fill a vacancy or newly created directorship. The Board makes the final determination whether to nominate or elect a candidate after considering the Nominating and Corporate Governance Committee’s recommendation.

Communications with the Board of Directors

Interested parties wishing to communicate with our Board of Directors or with an individual member or members of our Board of Directors may do so by writing to our Board of Directors or to the particular member or members of our Board of Directors and mailing the correspondence to our Corporate Secretary at 4546 El Camino Real, Suite B1, Los Altos, CA 94022. Our Corporate Secretary, in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the Chair of our Board of Directors.

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Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is available on our website under the “Investors - Corporate Governance – Documents and Charters” tabs https://renovorx.com/investors/corporate-governance/documents-charters. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Director Compensation

We have adopted a director compensation program with respect to compensation payable to our non-employee directors for their service as directors. From time to time, we have granted equity awards to attract them to join our Board and for their continued service on our Board. We also have reimbursed our directors for expenses associated with attending meetings of our Board and its committees.

In setting director compensation, including any modifications to the director compensation program, the Compensation Committee considers several factors including the Company’s size and stage of development and market data of the Company’s peer group. The Compensation Committee also considers recommendations from its independent compensation consultant in making these determinations.

The following table provides information regarding compensation of our non-employee directors, other than Dr. Agah who is also a NEO, for service as directors for the fiscal year ended December 31, 2022. Dr. Spiegel did not receive any compensation as a director for the year ended December 31, 2022 because he joined the Board in April 2023. Dr. Agah does not receive any additional compensation as a director. For information on Dr. Agah’s compensation, see – “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Options Awards(1)(2) ($)		Total Compensation ($)
David Diamond	59,599	74,036	(3)	133,635
Kirsten Angela Macfarlane	51,000	51,097	(4)	102,097
Laurence J. Marton, M.D.	46,000	51,097	(4)	97,097
Una S. Ryan, O.B.E., Ph.D., D.Sc.	51,000	51,097	(4)	102,097
Robert Spiegel, M.D., FACP	-	-		-

(1)	The number of unexercised stock options held by the directors named in the above table as of December 31, 2022, was as follows: Mr. Diamond (74,308), Ms. Macfarlane (72,835), Dr. Marton (93,315), and Dr. Ryan (56,835).
(2)	The amounts in this column represent the aggregate grant date fair value of the stock option awards computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations for the 2022 and 2021 stock option awards may be found in Note 8 of the Notes to the Financial Statements in our 2022 Annual Report on Form 10-K. The grant date fair value of stock options is determined based on the number of options awarded and the fair value of the stock option on the grant date, which is the Black Scholes value of closing sales price per share of our common stock.
(3)	Represents: (i) a stock option granted to the non-employee director on October 1, 2022, to purchase 25,099 shares of our common stock, which vests in twelve equal monthly installments beginning on November 1, 2022, subject to the director’s continued service to us on each vesting date, and (ii) an additional 2022 grant of options to purchase 13,747 shares of our common stock.
(4)	Represents: (i) a stock option granted to the non-employee director on October 1, 2022, to purchase 25,099 shares of our common stock, which vests in twelve equal monthly installments beginning on November 1, 2022, subject to the director’s continued service to us on each vesting date, and (ii) an additional 2022 grant of an option to purchase 4,582 shares of our common stock.

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Outside Director Compensation Policy

Under our Outside Director Compensation Policy, each non-employee director receives a cash and equity compensation for his or her services as a member of our Board, as described below. We also will continue to reimburse our non-employee directors for reasonable, customary, and documented travel expenses to meetings of our Board or its committees.

The Outside Director Compensation Policy includes a maximum annual limit of $250,000 of cash compensation and equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year (increased to $300,000 in the fiscal year in which the non-employee director joins the Board). For purposes of these limitations, the value of an equity award is based on its grant date fair value. Any cash compensation paid or equity awards granted to a person for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

On September 29, 2022, the Outside Director Compensation Policy was amended to increase the value of the automatic annual option awards to $70,000 and to reflect various clarifications, including but not limited to the mechanism by which the value of stock options is determined and the maximum number of options allowed to be issued for the Initial Award (defined below) and Annual Award (defined below), respectively.

Cash Compensation

Non-employee directors are paid an annual cash retainer of $36,000. In addition, each non-employee director who serves as the chair or a member of a committee of the Board will be eligible to earn additional annual cash fees as follows:

●	$15,000 per year for service as Chair of the Audit Committee;
●	$10,000 per year for service as Chair of the Compensation Committee;
●	$10,000 per year for service as Chair of the Nominating and Corporate Governance Committee; and
●	$5,000 per year for service as a member of each of the Audit, Compensation, and Nominating and Corporate Governance committees.
●	$5,000 per year for service as Lead Independent Director

Equity Compensation

Initial Options

Each individual who first becomes a non-employee director will be granted options at a grant date fair value of approximately $120,000 in the aggregate (an “Initial Award”), provided that no Initial Award granted on or after September 29, 2022 but on or prior to September 30, 2023 will cover more than 43,026 shares of common stock, subject to certain adjustments, on the date on which such individual first becomes a non-employee director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy. Each Initial Award will vest and become exercisable over three years, with 1/36th of the Initial Award vesting each month on the same day of the month as the commencement of the applicable individual’s service as non-employee director.

Annual Options

On October 1 of each year, commencing October 1, 2022, each non-employee director will be automatically granted options at a grant date fair value of $70,000 in the aggregate (an “Annual Award”), provided that no Annual Award granted on or after September 29, 2022 but on or prior to September 30, 2023 will cover more than 25,099 shares of common stock, subject to certain adjustments. Each Annual Award will vest and become exercisable over 12 months, with 1/12th of the Annual Award vesting monthly after October 1 on the first day of each subsequent month. On October 1, 2022, each non-employee director was granted options at a fair market value of $50,000. These options vest and become exercisable over 12 months, with 1/12th of the Annual Award vesting monthly after October 1 on the first day of each subsequent month.

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Change in Control

In the event of our “change in control” (as defined in the Outside Director Compensation Policy), each non-employee director will fully vest in his or her outstanding company equity awards provided that the non-employee director continues to be a non-employee director through the date of our change in control.

Certain Relationships and Related Party Transactions

The following includes a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2022 and 2021, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under the sections titled “Executive Compensation,” “Director Compensation,” and “Certain Relationships and Related Party Transactions.”

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

Employee, Officer and Director Hedging

We believe it is improper and inappropriate for any person associated with the Company to engage in short-term or speculative transactions involving the Company’s securities. Our Insider Trading Policy prohibits directors, officers and employees of the Company from engaging in any such transactions (including prepaid variable forwards, equity swaps, collars and exchange funds).

Other Transactions

We have granted stock options to our NEOs and our directors. See the sections titled “Director Compensation” and “Executive Compensation,” for a description of these stock options. In the ordinary course of business, we enter into offer letters and employment agreements with our executive officers. We have also entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

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Proposal 2:
Ratification of Independent Registered Public Accounting Firm

The Audit Committee has selected Baker Tilly US, LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Baker Tilly US, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

On December 7, 2021, the Company dismissed Frank, Rimerman + Co. LLP as the Company’s independent registered public accounting firm effective as of that date. The dismissal of Frank, Rimerman + Co. LLP was approved by the Audit Committee. The report of Frank, Rimerman + Co. LLP on the Company’s financial statements for each of the fiscal year ended December 31, 2020 and the subsequent interim period through December 7, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that the report dated May 12, 2021 contained the following explanatory paragraph:

“Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred recurring losses from operations, has negative cash flows from operating activities and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the fiscal year ended December 31, 2020 and the subsequent interim period through December 7, 2021, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Frank, Rimerman + Co. LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Frank, Rimerman + Co. LLP, would have caused Frank, Rimerman + Co. LLP to make reference to the subject matter of the disagreement in its reports on the financial statements for such years.

There were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, during the fiscal year ended December 31, 2020 and the subsequent interim period through December 7, 2021, except for the existence of material weaknesses identified during Frank, Rimerman + Co. LLP’s audit of our financial statements for the fiscal year ended December 31, 2020 and the subsequent interim period through December 7, 2021 related to (i) the Company’s control environment, in particular that there was an insufficient number of qualified accounting and financial reporting personnel with an appropriate level of knowledge, training and experience to address complex accounting issues and a lack of appropriate segregation of duties due to the small size of the accounting and financing department, and (ii) management review controls, specifically that the Company did not properly design or maintain effective controls over journal entry review and account reconciliation. These material weaknesses have not yet been remediated.

The Company provided Frank, Rimerman + Co. LLP with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Frank, Rimerman + Co. LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements and if not, stating the respects in which it does not agree.

On December 7, 2021, the Company engaged Baker Tilly US, LLP to serve as the Company’s independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2022 and 2021, neither the Company nor anyone acting on its behalf has consulted with Baker Tilly US, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly US, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Baker Tilly US, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

On December 7, 2021, following a competitive selection process, the Audit Committee of our board of directors approved the engagement of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the December 31, 2021 audit.

The following table sets forth the fees accrued or paid to Baker Tilly US, LLP, in connection with our December 31, 2022 and 2021 audit.

	December 31,
	2022	2021
Audit Fees (1)	$226,275	$112,000
Audit Related Fees(2)	21,000	-
Tax Fees	-	-
All Other Fees	-	-
Total	$247,275	$112,000

(1)	Audit fees represent fees for professional services rendered for the audit of our financial statements, review of interim financial statements and services normally provided by the independent registered public accounting firm in connection with regulatory filings, including professional fees for fiscal year 2021 registration statements.
(2)	Represents professional fees for fiscal year 2022 registration statements consent.

The following table represents aggregate fees incurred for professional audit services rendered by Frank Rimerman + Co. LLP during the years ended December 31, 2022 and 2021.

	December 31,
	2022	2021
Audit Fees (1)	-	$62,250
Audit Related Fees(2)	$30,000	-
Tax Fees	-	-
All Other Fees	-	-
Total	$30,000	$62,250

(1)	Audit fees represent fees for professional services rendered for the audit of our financial statements, review of interim financial statements and services normally provided by the independent registered public accounting firm in connection with regulatory filings, including registration statements.
(2)	Represents professional fees for consent for financings and registration statements.

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Pre-Approval of Audit and Non-Audit Services

In accordance with its Charter, the Audit Committee pre-approves all audit and permitted non-audit and tax services provided by our independent registered public accounting firm.

Prior to the annual engagement of our independent registered public accounting firm, the Audit Committee pre-approves all services to be provided. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services. In such circumstances, our management seeks approval of the non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. A budget, estimating the specific non-audit service spending for the fiscal year, is provided to the Audit Committee along with the request. The Audit Committee will be regularly informed of the non-audit services actually provided by the independent auditor pursuant to this pre-approval process. All fees accrued or paid to Baker Tilly US, LLP in connection with our December 31, 2022 and 2021 audit and all fees paid to Frank Rimerman + Co. LLP for the fiscal years ended December 31, 2022 and 2021 audit were pre-approved by either our Board or our Audit Committee.

Vote Required

The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present (including by proxy) at the Annual Meeting and entitled to vote thereon to be approved. Stockholders may cast their vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes are excluded from the calculation of the vote and will have no effect on the outcome of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP.

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Audit Committee Report

The information contained in the following Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any prior or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically request that the information be treated as “soliciting material” or specifically incorporate it by reference in such filing.

Audit Committee Report to Stockholders

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with Public Company Accounting Oversight Board (the “PCAOB”) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm, Baker Tilly US, LLP, to review and discuss the audited financial statements for the fiscal year ended December 31, 2022. The Audit Committee also discussed with the independent registered public accounting firm the matters required by the SEC and Auditing Standard No. 1301, as amended (Communications with Audit Committee), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosure in the financial statements. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

The Audit Committee also has appointed, subject to stockholder ratification, Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Respectfully submitted by the members of the Audit Committee of the Board of Directors,

David Diamond, Chairperson

Una S. Ryan O.B.E., Ph.D., D.Sc.

Laurence J. Marton, M.D.

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Executive Compensation

This section describes the 2022 compensation program established by the Compensation Committee for our NEOs. Our NEOs, consisting of our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer), for 2022 were:

●	Shaun R. Bagai, Chief Executive Officer

●	Ramtin Agah, M.D., Chief Medical Officer

●	Angela Gill Nelms, Chief Operating Officer

Processes and Procedures for Compensation Decisions

Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data. Our Compensation Committee makes decisions as to total compensation for each executive officer, although it may instead, in its discretion, make recommendations to our Board of Directors regarding executive compensation.

Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2022, our Compensation Committee engaged Compensia, Inc. (“Compensia”), a third-party compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Accordingly, Compensia serves at the discretion of our Compensation Committee. Our Compensation Committee engaged Compensia to assist in developing a group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of promoting executive compensation that is competitive and fair.

Our Compensation Committee periodically considers and assesses Compensia’s independence, including whether Compensia has any potential conflicts of interest with our company or members of our Compensation Committee. In connection with Compensia’s engagement, our Compensation Committee conducted such a review and concluded that it was not aware of any conflict of interest that had been raised by work performed by Compensia or the individual consultants employed by Compensia that perform services for our Compensation Committee.

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Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2022 and 2021.

Name and Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	Nonequity Incentive Plan Compensation(2) ($)		Other Compensation ($)		Total ($)
Shaun R. Bagai	2022	495,000	—	123,324	222,750		—		841,074
Chief Executive Officer	2021	322,813	160,000	504,938			—		987,751
Ramtin Agah, M.D.	2022	289,000	—	54,621	91,035		—		434,655
Chief Medical Officer	2021	166,668	50,000	223,638			—		440,306
Angela Gill Nelms	2022	115,152		535,736	35,901	(3)	20,500	(4)	707,288
Chief Operating Officer	2021	—	—	—			—		—

(1)	The amounts in this column represent the aggregate grant date fair value of the stock option awards computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations for the 2022 and 2021 stock option awards may be found in Note 8 of the Notes to the Financial Statements in our 2022 Annual Report on Form 10-K. The grant date fair value of stock options is determined based on the number of options awarded and the fair value of the stock option on the grant date, which is the Black Scholes value of closing sales price per share of our common stock.
(2)	The amounts in this column represent the annual cash bonuses earned by each of the named executive officers in recognition of Company and individual performance during the fiscal year ended December 31, 2022 under our 2022 Bonus Plan and are pro-rated based on length of service with us.
(3)	Represents a bonus payment of $35,901 paid in February 2023 to Ms. Nelms in recognition of Company and individual performance during the year ended December 31, 2022 pursuant to the 2022 Bonus Plan.
(4)	Represents a relocation assistance allowance grossed up for taxes in a total amount of $20,000 and matching contributions under our 401(k) plan of $500.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to outstanding equity awards for each of our NEOs as of December 31, 2022.

	Option Awards
Name	Grant Date	Number of Shares of Stock Underlying Unexercised Options Exercisable	Number of Shares of Stock Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Shaun R. Bagai	03/19/2017	60,000	—		$0.50	05/18/2027
	07/11/2018	120,000	—		$0.65	07/10/2028
	09/30/2021	39,288	78,578	(1)	$6.04	09/29/2031
	03/10/2022	16,104	32,209	(1)	$3.17	03/10/2032
Ramtin Agah, M.D.	05/19/2017	60,000	—		$0.50	05/18/2027
	07/11/2018	40,000	—		$0.65	07/10/2028
	06/04/2021	15,833	4,167	(2)	$2.45	06/03/2031
	09/30/2021	17,401	34,802	(1)	$6.04	09/29/2031
	03/10/2022	7,132	14,266	(1)	$3.17	03/10/2032
Angela Gill Nelms	09/19/2022	—	274,230	(3)	$2.42	09/19/2032

(1)	The stock option vests monthly over four years commencing on September 26, 2021, subject to continued service with us through the applicable vesting date.
(2)	The stock option vests monthly over two years commencing on June 14, 2021, subject to continued service with us through the applicable vesting date.
(3)	The stock option vests over four years, with 25% vesting on September 19, 2023, the first anniversary of the vesting commencement date, and the remainder vesting monthly thereafter, subject to continued service with us through the applicable vesting date.

Narrative Disclosure to Summary Compensation Table

The primary elements of compensation for our NEOs are base salary, annual performance bonuses and equity awards. The NEOs also participate in employee benefit plans and programs that we offer to our other employees, as described below.

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Annual Base Salary

We pay our NEOs a base salary or base consulting fee to compensate them for the satisfactory performance of services rendered to us. The base compensation payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Our Compensation Committee will periodically review the base salaries of our NEOs and will recommend adjustments as necessary to maintain base compensation at competitive levels.

As of January 2022, Mr. Bagai’s annual base salary was increased to $495,000, to align Mr. Bagai’s compensation more closely to the 50th percentile of the peer group of companies that the Company benchmarks its compensation against. As of January 2023, Mr. Bagai’s annual base salary was increased to $520,000. As of January 2022, Dr. Agah’s monthly consulting fee was increased to $24,083.33, based on Dr. Agah spending no less than 24 hours per week on Company matters. As of January 2023, Dr. Agah’s monthly consulting fee was increased to $25,287.50. The Company may, in its discretion, proportionally adjust the monthly consulting fee if Dr. Agah’s time commitment decreases.

In August 2022, Ms. Nelms was appointed Chief Operating Officer. In connection with the appointment, Ms. Nelms received a base salary of $400,000. As of January 2023, Ms. Nelms’ salary was increased to $412,000.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our NEOs. In general, the Board or its Compensation Committee is responsible for approving equity grants. Following our IPO, we generally grant equity awards to our employees, including our NEOs, as long-term incentive components of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us. Additionally, we may grant equity awards at such times as the Board determines appropriate. Generally, our equity awards vest over four years, subject to the employee’s continued employment with us on each vesting date.

In February 2022, our 2021 Omnibus Equity Incentive Plan (as amended, the “2021 Plan”) was amended and restated to reflect various changes, including removal of vesting restrictions within one year from the date of grant for at least ninety-five percent (95%) of the awards, and upon a Change of Control (as defined in the 2021 Plan), the administrator of the 2021 Plan may provide that the successor corporation may assume or substitute any portion of an award under the 2021 Plan.

In March 2022, we granted Mr. Bagai an option to purchase 48,313 shares of our common stock under our 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $3.17, which was the fair market value of our common stock on the grant date.

In March 2022, we granted Dr. Agah an option to purchase an additional 21,398 shares of our common stock under the 2021 Plan. The option vests monthly over a 48-month period and has an exercise price of $3.17, which was the fair market value of our common stock on the grant date.

In September 2022, we granted Ms. Nelms an option to purchase 274,230 shares of our common stock under our 2021 Plan. The option vests over four years, with 25% vesting on the first anniversary of the vesting commencement date, and the remainder vesting monthly thereafter and has an exercise price of $2.42 per share, which was the fair market value of our common stock on the grant date.

Employment Arrangements with our Named Executive Officers

Shaun R. Bagai

Mr. Bagai has been our Chief Executive Officer since 2014, initially as a consultant. In December 2015, we entered into an offer letter with Mr. Bagai that set forth the terms and conditions of his employment. The letter became effective on January 1, 2016, and was amended in June 2017 and December 2020. The amended offer letter provided for (i) an annual base salary of $300,000; (ii) a $2,500 monthly stipend for Mr. Bagai’s health insurance expenses, which continued until we begin offering health insurance as a benefit to all employees; (iii) a $70,000 bonus to be paid in connection with the IPO; and (iv) an additional performance bonus upon achievement of certain clinical and company milestones established by the Board in 2021. Upon consummation of our IPO, Mr. Bagai’s annual base salary was increased to $363,000.

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In November 2021, we entered into a Confirmatory Employment Letter with Mr. Bagai. The Confirmatory Employment Letter has no specific term and provides that Mr. Bagai is an at-will employee. The Confirmatory Employment Letter supersedes all existing agreements and understandings that Mr. Bagai may have entered into concerning his employment relationship with us. In March 2022, Mr. Bagai’s annual base salary was increased to $495,000 from $363,000, retroactively effective to January 1, 2022. Mr. Bagai is eligible for an annual target cash incentive bonus equal to 50% of his annual base salary and will also be entitled to receive other employee benefits generally available to all employees of the Company. In November 2021, we entered into a Change in Control and Severance Agreement with Mr. Bagai, the terms of which are described below under the heading “Change in Control and Severance Agreement.”

Ramtin Agah, M.D.

In January 2018, we entered into a consulting agreement with Dr. Agah, pursuant to which Dr. Agah provides consulting services as our Chief Medical Officer by overseeing Company-sponsored clinical trials. The Agreement continues in force for as long as Dr. Agah is providing consulting services and may be terminated by either party on thirty (30) days’ notice. Initially, the sole compensation payable to Dr. Agah was the continued vesting of his options to purchase shares of common stock. In December 2018, Dr. Agah’s agreement was amended to provide that he would receive cash compensation of $4,000 per month for certain proctoring services, and in September 2019, his compensation was increased to $10,000 per month to compensate for additional services he was providing. In November 2021, we entered into a third amendment to the Consulting Agreement with Dr. Agah which provides for a monthly consulting fee of $21,667.67, based on Dr. Agah spending no less than 24 hours per week on Company matters. Dr. Agah’s monthly consulting fee was increased to $24,083.33 effective January 1, 2022. The Company may, in its discretion, proportionally adjust the monthly consulting fee if Dr. Agah’s time commitment decreases. Dr. Agah’s agreement also provides for his eligibility for an annual target cash incentive bonus equal to 35% of his annualized base consulting fee. In November 2021, we entered into a Change in Control and Severance Agreement with Dr. Agah, the terms of which are described below under the heading “Change in Control and Severance Agreement.”

Angela Gill Nelms

In August 2022, we entered an Employment Letter with Ms. Nelms with a start date in September 2022. The Employment Letter has no specific term and provides that Ms. Nelms is an at-will employee. Ms. Nelms’ annual base salary is $400,000 and is eligible for a discretionary annual target cash incentive bonus equal to 35% of her annual base salary and will also be entitled to receive other employee benefits generally available to all employees of the Company. Additionally, we granted to Ms. Nelms a stock option to purchase 274,230 shares of the Company’s common stock as of her start date, with an exercise price of $2.42 per share, which was the fair market value of our common stock on the grant date. Pursuant to the Employment Letter, she is also entitled to a relocation assistance allowance grossed up for taxes in a total amount of $20,000. In August 2022, we entered into the Severance Agreement with Ms. Nelms, the terms of which are described below under the heading “Change in Control and Severance Agreement.”

Change in Control and Severance Agreements

In November 2021, we entered into a Change in Control and Severance Agreement, or the Severance Agreement, with each of Mr. Bagai and Dr. Agah and in August 2022, we entered into the Severance Agreement with Ms. Nelms (each an “Executive” and collectively, the “Executives”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Severance Agreement. Each Severance Agreement will continue indefinitely until terminated by written consent of the parties to the Severance Agreement.

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Termination Outside of Change in Control Period

Under the Severance Agreement, if Mr. Bagai, Dr. Agah or Ms. Nelms are terminated outside a period beginning on the date of a Change in Control and ending on (and inclusive of) the date that is the one-year anniversary of a Change in Control (the “Change in Control Period”), either by us without Cause (other than due to death or Disability) or by the Executive for Good Reason, they will receive:

●	Annual Base Compensation Severance: A single, lump sum payment equal to the specified percent of the Executive Officer’s Annual Base Compensation (which is base salary or, for Dr. Agah, annual base consulting fee, if applicable), which was in effect immediately before such termination (or, if the termination is due to a resignation for Good Reason based on a material reduction in the Executive Officer’s annual base salary (or, for Dr. Agah, annual base consulting fee, if applicable), then Executive’s annual base salary (or, for Dr. Agah, annual base consulting fee, if applicable) in effect immediately prior to the reduction), or if greater, the base salary (or, for Dr. Agah, annual base consulting fee, if applicable), in effect immediately prior to the Change in Control):

(i)	Mr. Bagai: 100% of Annual Base Compensation
(ii)	Dr. Agah and Ms. Nelms: 50% of Annual Base Compensation; and

●	Bonus Severance: A single, lump sum payment of the pro rata portion (based on period of employment) of the Executive Officer’s target bonus in effect immediately before such termination or if greater, the target bonus in effect immediately prior to the Change in Control; and
●	COBRA Severance: payment or reimbursement of COBRA continuation coverage premiums for group health, dental and vision coverage for the Executive Officer and his eligible dependents, for:

(i)	Mr. Bagai: up to 12 months
(ii)	Dr. Agah and Ms. Nelms (if Dr. Agah was an employee immediately prior to the termination): up to 6 months

Or, if providing such payment would violate applicable law, a taxable payment for an equivalent amount in lieu thereof.

Termination During Change in Control Period

Under the Severance Agreement, if Mr. Bagai, Dr. Agah or Ms. Nelms are terminated during the Change in Control Period, either by us without Cause (other than due to death or Disability), or by the Executive for Good Reason, they will receive:

●	Base Compensation Severance: A single, lump sum payment equal to the specified percent of the Executive Officer’s Annual Base Compensation:

(i)	Mr. Bagai: 150% of Annual Base Compensation
(ii)	Dr. Agah and Ms. Nelms: 100% of Annual Base Compensation; and

●	COBRA Severance: payment or reimbursement of COBRA continuation coverage premiums for group health, dental and vision coverage for the executive officer and his eligible dependents, for:

(i)	Mr. Bagai: up to 18 months
(ii)	Dr. Agah and Ms. Nelms (if Dr. Agah was an employee immediately prior to the termination): up to 12 months

Or, if providing such payment would violate applicable law, a taxable payment for an equivalent amount in lieu thereof; and

●	Vesting Acceleration of Service-based Equity Awards: Full vesting of the outstanding and unvested equity awards (other than equity award subject to performance-based vesting criteria).

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The Severance Agreement provides that if any payments or benefits received by Mr. Bagai, Dr. Agah or Ms. Nelms under the Severance Agreement or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”) and be subject to excise taxes imposed by Section 4999 of the Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher. The Severance Agreement does not require us to provide any tax gross-ups.

To receive the severance described above, the Executive Officers must sign and not revoke our standard separation agreement and release of claims within the timeframe that is set forth in the Severance Agreement.

Other Elements of Compensation

Perquisites, Health, Welfare and Retirement Benefits

Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental and vision plans, in each case on the same basis as all of our other employees.

We generally do not provide perquisites or personal benefits to our NEOs, except in limited circumstances.

401(k) Plan

Effective January 2022, we established a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our NEOs are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the Code). The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit and other testing limits. Participants that are 50 years or older can also make “catch-up” contributions. Commencing in 2022, we will make matching contributions of 100% of employee contributions up to 4% of their eligible compensation. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.

Key Service Provider Incentive Compensation Plan

Our Key Service Provider Incentive Compensation Plan, or Bonus Plan allows the Compensation Committee to (i) determine which employees or other service providers may receive incentive awards under the Bonus Plan, and (ii) provide incentive awards to selected employees, including our NEOs and other service providers, which may be based upon performance goals established by our Compensation Committee. Our Compensation Committee, in its sole discretion, may establish a target award for each participant under the Bonus Plan, which may be expressed as a percentage of the participant’s average annual base salary for the applicable performance period or a fixed dollar amount or such other amount or based on such other formula or factors as the Compensation Committee determines.

Under the Bonus Plan, our Compensation Committee will determine the performance goals, if any, applicable to awards and such performance goals may differ from participant to participant and from award to award. Performance goals may be based on any factors our Compensation Committee determines relevant, including, without limitation, on an individual, divisional, portfolio, project, business unit, segment, or Company-wide basis, and may include criteria related to research and development, regulatory, business development, financial and operational performance or other subjective or objective criteria. Any criteria used may be measured on such basis as our Compensation Committee determines. As determined by our Compensation Committee, the performance goals may be based on GAAP or non-GAAP results and any actual results may be adjusted by our Compensation Committee for one-time items or unbudgeted or unexpected items and/or payment of actual awards when determining whether the performance goals have been met.

Our Compensation Committee, at any time prior to payment of an actual award, may increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to the bonus pool. The actual award may be below, at or above a participant’s target award, in our Compensation Committee’s discretion. Our Compensation Committee may determine the amount of any increase, reduction or elimination of an actual award based on such factors as it deems relevant, and it will not be required to establish any allocation or weighting with respect to the factors it considers.

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Actual awards generally will be paid in cash (or its equivalent) in a single lump sum. The Compensation Committee reserves the right to settle an actual award with a grant of an equity award with such terms and conditions, including any vesting requirements, as determined by the Compensation Committee. Unless otherwise determined by our Compensation Committee, to earn an actual award, a participant must be employed by us (or an affiliate of us, as applicable) on the date the bonus is paid. Payment of bonuses occurs as soon as practicable after the end of the applicable performance period, but no later than the dates set forth in the Bonus Plan.

All awards under the Bonus Plan will be subject to reduction, cancellation, forfeiture, or recoupment in accordance with any clawback policy that we are required to adopt pursuant to any rule, regulation, or law. Our Compensation Committee may also impose such other clawback, recovery or recoupment provisions with respect to an award under the Bonus Plan as it may determine is necessary or appropriate.

If we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who knowingly or through gross negligence engaged in, or failed to prevent, the misconduct, will reimburse us for the amount of any payment with respect to an award earned or accrued under the Bonus Plan during the twelve month period following the first to occur of the public issuance or filing with the SEC, of the financial document embodying such financial reporting requirement.

Our Board or its Compensation Committee will have the authority to amend or terminate the Bonus Plan provided such action does not alter or impair the existing rights of any participant with respect to any earned bonus without the participant’s consent. The Bonus Plan will remain in effect until terminated in accordance with the terms of the Bonus Plan.

For the fiscal year ended December 31, 2022, annual bonuses were determined based on target bonuses set for each employee, including our NEOs. The extent to which a target bonus was achieved was determined based on the Company’s performance against a number of corporate-level goals, including the achievement of milestones in the lead program, pipeline development, investor relations, and operations (the “2022 Performance Goals”). In January 2023, the Compensation Committee reviewed the actual achievements against the 2022 Performance Goals and determined that the payout for annual bonuses would be capped at 90%. The table below provides additional details about the 2022 Performance Goals and the Compensation Committee’s assessment of our actual performance against the 2022 Performance Goals.

2022 Performance Goals	Weighting	Performance	Weighted Performance Achievement
Lead Program	45.00%	88.89%	40.00%
Pipeline Development	35.00%	85.71%	30.00%
Investor Relations	15.00%	100.00%	15.00%
Operations	5.00%	100.00%	5.00%
Total	100.00%	—	90.00%

Mr. Bagai has an established annual bonus target of 50% and Dr. Agah and Ms. Nelms have an established annual bonus target of 35%. Using the above achievement level and making additional adjustments based on the start date, the Compensation Committee determined that the bonus awards for the NEOs were as follows:

Executive	Salary ($)	Target Bonus	2022 Earned Bonus ($)
Shaun Bagai	495,000	50%	222,750
Ramtin Agah	289,000	35%	91,035
Angela Gill Nelms	400,000	35%	35,901

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For the fiscal year ended December 31, 2023, Mr. Bagai has an established annual bonus target of 55%, Dr. Agah has an established annual bonus target of 40%, and Ms. Nelms has an established annual bonus target of 35%.

Equity Compensation Plan Information

All of our equity compensation plans have been approved by our stockholders. The following table provides information as of December 31, 2022, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)
Plan Category	(a)	(b)	(c)
2013 Equity Incentive Plan	483,480	$0.66	-
2021 Omnibus Equity Incentive Plan	915,772	$3.32	1,583,880
Total	1,399,252

(1)	The 2021 Plan provides an annual increase on the first day of each calendar year beginning with January 1, 2022 and ending with the last January 1 during the initial ten-year term of the 2021 Plan, equal to the lesser of (a) three percent (3%) of the shares outstanding on the final day of the immediately preceding calendar year; and (b) such lesser number of shares as determined by the Board.

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Security Ownership of Certain Beneficial Owners and Management

The following table shows information regarding the beneficial ownership of our common stock as of April 15, 2023 for the following:

●	Each stockholder known by us to beneficially own more than 5% of our common stock;
●	Each of our named executive officers;
●	Each of our directors; and
●	All of our executive officers and directors as a group.

The table is based on information supplied to us by directors, executive officers and principal stockholders and filings under the Exchange Act. We have based our calculation of the percentage of beneficial ownership on 10,131,248 shares of our common stock issued and outstanding as of April 15, 2023, unless otherwise noted. The beneficial ownership reported in the following table is determined in accordance with the applicable rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. For purposes of the following tables, an entity or individual is considered the beneficial owner of shares of common stock if he or she has the right to acquire within 60 days of April 15, 2023, such common stock and directly or indirectly has or shares voting power or investment power, as defined in the rules of the SEC, with respect to such shares.

Except as indicated in the footnotes below, the address of the persons or groups named below is c/o RenovoRx, Inc., 4546 El Camino Real, Suite B1 Los Altos, California 94022.

Name of Beneficial Owner	Shares	Percentage
5% stockholders:
Estate of Kamran Najmabadi(1)	1,044,200	10.2%
Bank of the West(2)	975,000	9.6
Boston Scientific Corporation(3)	543,971	5.4
Named Executive Officers and Directors: Shaun R. Bagai.(4)	520,509	5.0
Ramtin Agah, M.D.(5)	168,096	1.6
Angela Gill Nelms(6)	4,062	*
David Diamond(7)	52,827	*
Kirsten Angela Macfarlane(8)	64,468	*
Laurence J. Marton, M.D.(9).	110,386	1.1
Una S. Ryan, O.B.E., Ph.D., D.Sc.(10)	48,468	*
Robert Spiegel, M.D., FACP(11)	–	*
All current executive officers and directors as a group (8 persons)(12)	968,816	9.0

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Consists of (i) 10,000 shares held by the estate of Kamran Najmabadi; (ii) 731,250 shares held by The Najmabadi Family Trust dated April 22, 2021; (iii) 121,875 shares of common stock held by The Navid Najmabadi Irrevocable Trust dated April 22, 2021; (iv) 121,875 shares of common stock held by The Leili Najmabadi Irrevocable Trust dated April 22, 2021 and (v) 59,200 shares of common stock underlying stock options exercisable within 60 days of April 15, 2023.
(2)	Based solely on the Schedule 13G filed with the SEC on April 14, 2022. Consists of 975,000 shares of common stock over which Bank of the West, Trustee of the Mars16 Nevada Non-Grantor Trust Under Agreement Dated January 19, 2016 has sole voting power. The address of Bank of the West is 180 Montgomery Street, San Francisco, California 94104.
(3)	Based solely on the Schedule 13G filed with the SEC on February 10, 2022. Consists of 543,971 shares of common stock over which Boston Scientific Corporation has sole voting and dispositive power. The address of Boston Scientific Corporation is 300 Boston Scientific Way, Marlborough, Massachusetts 01752.
(4)	Consists of (i) 251,557 shares of common stock held by Mr. Bagai and (ii) 268,952 shares of common stock underlying stock options exercisable within 60 days of April 15, 2023.
(5)	Consists of (i) 6,477 shares of common stock held by Dr. Agah; (ii) 160,324 shares of common stock underlying stock options exercisable within 60 days of April 15, 2023 and (iii) 1,295 shares of common stock underlying warrants exercisable within 60 days of April 15, 2023.
(6)	Consists of 4,062 shares of common stock underlying stock options exercisable within 60 days of April 15, 2023.
(7)	Consists of 52,827 shares of common stock underlying stock options exercisable within 60 days of April 15, 2023.
(8)	Consists of 64,468 shares of common stock underlying stock options exercisable within 60 days of April 15, 2023.
(9)	Consists of (i) 25,438 shares of common stock held by Mr. Marton and (ii) 84,948 shares of common stock underlying stock options exercisable within 60 days of April 15, 2023.
(10)	Consists of 48,468 shares of common stock underlying stock options exercisable within 60 days of April 15, 2023.
(11)	Robert Spiegel, M.D., FACP’s appointment was effective April 25, 2023, and therefore held no shares as of April 15, 2023.
(12)	Consists of (i) 283,472 shares of common stock held by our current executive officers and directors; (ii) 684,049 shares of common stock underlying stock options exercisable within 60 days of April 15, 2023 and (iii) 1,295 shares of common stock underlying warrants exercisable within 60 days of April 15, 2023.

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Other Matters

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2022, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements, with the exception noted below.

●	Form 4 filed for Angela Nelms on March 29, 2023, reporting an award of an option to purchase 32,500 shares of our common stock on March 15, 2023.
●	Form 4 filed for Shaun Bagai on March 29, 2023, reporting an award of an option to purchase 130,000 shares of our common stock on March 15, 2023.
●	Form 4 filed for Ramtin Agah on March 29, 2023, reporting an award of an option to purchase 65,000 shares of our common stock on March 15, 2023.

Stockholder Proposals and Director Nominations For 2024 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2024 Annual Meeting of Stockholders by submitting their proposals to us in a timely manner. Such proposals will be so included if they are received in writing at our principal executive office no later than December 30, 2023 and if they otherwise comply with the requirements of Rule 14a-8. Proposals should be addressed to: Corporate Secretary, RenovoRx, Inc., 4546 El Camino Real, Suite B1, Los Altos, CA 94022.

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2024 Annual Meeting, the stockholder must provide timely written notice to our Corporate Secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our Bylaws. To be timely, a stockholder’s written notice must be received by our Corporate Secretary at our principal executive offices:

●	no earlier than 5:00 p.m., local time, on February 8, 2024, and

●	no later than 5:00 p.m., local time, on March 10, 2024.

In the event that we hold our 2024 Annual Meeting more than 30 days before or more than 60 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our Corporate Secretary at our principal executive offices:

●	no earlier than 5:00 p.m., local time, on the 120th day prior to the day of our 2024 Annual Meeting, and

●	no later than 5:00 p.m., local time, on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. A copy of our Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

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Annual Report

Our financial statements for the fiscal year ended December 31, 2022 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this Proxy Statement. This Proxy Statement and our Annual Report on Form 10-K are posted on our website at https://renovorx.com/investors and are available on the SEC’s website at www.sec.gov.

***

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Los Altos, California

May 1, 2023

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PROXY

This proxy is solicited by the Board of Directors for the 2023 Annual Meeting of Stockholders

The stockholder(s) hereby appoints Shaun R. Bagai and Ramtin Agah, M.D., or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of RenovoRx, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. PT on June 8, 2023, and any adjournment or postponement thereof, and in their discretion upon any other matter which may properly come before said meeting. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/RenovoRx/2023/htype.asp by 11:59 p.m. ET on June 5, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled "*How do I attend and participate in the Annual Meeting online?*" and "*How do I vote?*"

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be marked, dated, and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Notice and Proxy Statement and Form 10-K Report are available at:
http://viewproxy.com/RenovoRx/2023

Please mark your votes like this ☒

The Board of Directors recommends that you vote "FOR" each of the following Director nominees:

Proposal 1. Election of Directors.

NOMINEES:	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT
(1) Ramtin Agah, M.D.			☐
(2) Shaun R. Bagai			☐
(3) David Diamond			☐
(4) Kirsten Angela Macfarlane			☐
(5) Laurence J. Marton, M.D.			☐
(6) Una S. Ryan, O.B.E., Ph.D., D.Sc.			☐
(7) Robert J. Spiegel, M.D., FACP			☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on this line:________________

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Date ________________________________

Signature ________________________________

Signature (Joint Owners) ________________________________

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

VIRTUAL CONTROL NUMBER

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting

INTERNET

Vote Your Proxy on the Internet:
Go to www.AALVote.com/RNXT

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.